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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 15, 2001
                                                         --------------


                        Environmental Power Corporation
                        -------------------------------
            (Exact name of registrant as specified in its charter)


Delaware                               0-15472               04-2782065
--------                               -------               ----------
(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)


         500 Market Street, Suite 1-E, Portsmouth, New Hampshire 03801
                   (Address of principal executive offices)


                                (603) 431-1780
             (Registrant's telephone number, including area code)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.03 Letter to Shareholders of Environmental Power Corporation, dated April 15, 2001, to be included in the 2000 Annual Report.

Item 9.  Regulation FD Disclosure

The letter attached as Exhibit 99.03 hereto is furnished pursuant to Regulation FD. It is not filed.

Cautionary Statement

The Private Securities Litigation Reform Act of 1995 (the "Act") provides a "safe harbor" for forward-looking statements. Certain statements contained in the exhibit to this Report, and in any other written or oral statements made by or on behalf of the Registrant, such as statements concerning the possibility of improving margins at Scrubgrass, efforts to modify the Scrubgrass working capital facility, the possible sale of EPC, the identification of alternatives to the sale of EPC, anticipated improvements in energy distribution and short-term energy supply markets, the attraction of new investors to EPC, and other statements regarding matters that are not historical facts, are forward looking statements as such term is defined in the Act. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, the inability to predict the course or outcome of any contract or other negotiations, uncertainties relating to government and regulatory policies and approvals, volatile and unpredictable developments (including plant outages and repair requirements), the difficulty of estimating repair and maintenance costs and timeframes, the uncertainties involved in estimating insurance and implied warranty recoveries, if any, the uncertainties relating to general economic conditions and cyclical industry conditions, the amount and rate of growth in expenses, the legal environment, and the competitive environment in which the Registrant operates. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Registrant undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL POWER CORPORATION

May 7, 2001                                     /s/ William D. Linehan
                                              ----------------------------------
                                                William D. Linehan
                                                Treasurer and
                                                Chief Financial Officer
                                                (principal accounting officer
                                                and authorized officer)